UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2011

PULASKI FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Missouri	0- 24571	43-1816913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Pulaski Financial Corp. (the “Company”) today announced that it has withdrawn its previously filed application to participate in the Small Business Lending Fund (“SBLF”) as a result of being recently notified by the Treasury Department that the Company’s application would not be approved.

The Company was not informed of any specific reason that its application would not be approved.  Instead, it was referred to a forthcoming white paper drafted by the Treasury Department for banks that have questions about the approval process.

“While we are naturally disappointed with the Treasury’s decision, our outlook remains positive,” said Gary Douglass, the Company’s President and Chief Executive Officer.  “We have remained profitable throughout this depressed economic cycle and our capital levels are significantly in excess of what is required to be considered “well capitalized” under current regulatory standards.  As a reminder, our TARP preferred stock does not re-price from its existing 5% coupon rate to 9% until January 2014.  Depending on market conditions, our current plans are to explore a capital raising transaction that would enable repayment of the outstanding TARP preferred stock in early to mid-2013.  Should then existing conditions not be favorable for a non-dilutive offering, we may decide to allow the TARP preferred stock to adjust to 9%.”

This report may contain forward-looking statements about Pulaski Financial Corp., which the Company intends to be covered under the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of the Company. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. You are cautioned that forward-looking statements involve uncertainties, and important factors could cause actual results to differ materially from those anticipated, including changes in general business and economic conditions, changes in interest rates, legal and regulatory developments, increased competition from both banks and non-banks, changes in customer behavior and preferences, and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, refer to our Annual Report on Form 10-K for the year ended September 30, 2010 on file with the SEC, including the sections entitled "Risk Factors." These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 12, 2011	By:	/s/ Paul Milano
Paul Milano
Chief Financial Officer